Exhibit 99.2

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

REMITTANCE PROCESSING SERVICES AGREEMENT

CONTRACT NO. IU10200120943323

This remittance processing services agreement (the “Agreement”) is made the first day of October 2001 (the “Effective Date”), By and between CAPITAL ONE AUTO FINANCE, INC., a Texas Corporation with an office at 3901 North Dallas Parkway, Plano, Texas 75093 (“COAF”) and INTEGRATED PAYMENT SYSTEMS, INC., a Delaware Corporation with an office at 6200 South Quebec Street, Englewood, Colorado 80111 (“IPS”).

WHEREAS, COAF and IPS desire to enter into a relationship whereby IPS shall, in accordance with the stricter of the provisions of this Agreement or the requirements of applicable laws, rules and regulations, provide certain remittance processing services for COAF as further defined herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged,

THE PARTIES HEREBY AGREE AS FOLLOWS:

1. Services.

IPS shall perform a portion of COAF’s requirements for remittance processing services as further described in Schedule A, Scope of Services (the “Services”), in accordance with the performance standards set forth in Schedule A and all other requirements of the Agreement. IPS represents that it has the experience and expertise in performing services of the type required by the Agreement, and that it shall perform the Services hereunder (1) in accordance with all conditions and requirements of the Agreement and (2) in a manner which reflects the level of skill, knowledge and judgment required or reasonably exercised by providers of comparable services for similar customers in the United States.

2. Confidentiality.

2.1 IPS acknowledges that any and all information and documents which it receives from COAF pursuant to the Agreement, regardless of form, represent the confidential and proprietary information of COAF (“Confidential Information”) as that term is defined in the Confidentiality Agreement entered into between the REMITCO division of IPS and Capital One dated September 5, 2000, the terms of which are incorporated by this reference into this Agreement as if fully set forth herein (the “Confidentiality Agreement”), including, in particular, the exclusions from the definition of Confidential Information set forth in the second sentence of Article 2 of the Confidentiality Agreement.

2.2 Upon expiration or termination of this Agreement, IPS shall promptly, at COAF’s expense, return all Confidential Information provided to IPS by COAF which is being stored by IPS at the time of expiration or termination and shall return to COAF all archival/retrieval media containing any Confidential Information or certify that they have been destroyed. After compliance with this section, and notwithstanding any other provision of this Agreement to the contrary, IPS shall have no further obligation to store, retain or provide copies of any COAF Confidential Information.

3. Fees.

COAF shall pay to IPS for the performance of Services completed in accordance with the performance standards set forth in this Agreement the [***] fees set forth in Schedule B (the “Fees”). In the event of any failure to perform the Services in accordance with Schedule A, COAF shall have the right to withhold payment to IPS, but only to the extent of such failure, until such failure is corrected. The Fees shall be firm for the initial [***] term of the Agreement (see Article 6.1) and shall include without limitation all applicable [***] (collectively, “Taxes”). IPS may, however, propose changes in fees [***] during the Initial Term with [***] notice to COAF in the event that any change in law, rule, regulation, ordinance or Taxes results in increased costs to IPS. No revision to the Fees shall be effective until [***]. IPS shall include with any such request appropriate documentation to verify proposed increased costs.

4. Billing.

IPS shall provide COAF with a monthly invoice no later than fifteen (15) business days after the end of the month in which the Services are performed that itemizes clearly by type and corresponding unit price all charges incurred in the previous month. Except for those amounts subject to an unresolved Dispute (as defined below), COAF shall pay all amounts owed to IPS within thirty (30) days of COAF’s receipt of the invoice. Additionally, to the extent set forth in Article 3 of this Agreement, COAF may withhold amounts owed to IPS for any month in which the Services are not performed in accordance with Schedule A. Upon correction of any such performance failures, COAF shall pay IPS any withheld amounts. COAF’s payment of an invoice shall not be deemed to be acceptance of any part of the Services not performed in full accordance with all requirements of the Agreement. “Disputes” are good faith billing disagreements initiated by COAF. COAF agrees to notify IPS of Disputes within sixty (60) days after receipt of the invoice upon which the Dispute is based.

5. Customer Requested Changes.

Upon receipt of any COAF request for changes to the processing or programming requirements set forth in Schedule A, Scope of Services, IPS shall review the request and provide COAF with an estimate of the [***], if applicable, and [***] for making such changes. IPS shall submit estimates for implementing, testing, processing, or programming change requests within [***] business days after receiving COAF’s notice. IPS shall implement requested changes upon [***]. COAF shall conduct performance testing on the programming changes and output tests and shall promptly inform IPS of any discrepancies between the programming and/or the output tests and the specifications provided by COAF. If COAF does not notify IPS of any such discrepancies or a delay in COAF’s evaluation of the test within [***] business days, then COAF shall be deemed to have accepted the programming and output and IPS shall not be liable for [***]. In the event COAF notifies IPS of a delay experienced by COAF in its evaluation of the test, COAF shall have an additional [***] business days to notify IPS of any test discrepancies.

6. Term and Termination.

6.1 The Agreement shall have an initial term of [***] commencing on the Effective Date (“Initial Term”). The term may be extended by periods of [***] upon issuance of a mutually agreed written amendment (including [***], if any) prior to the expiration of the then current term; provided, however, that IPS shall notify COAF of any proposed [***] with appropriate documentation a minimum of [***] days prior to the expiration of the then current term.

6.2 If IPS breaches any duty under this Agreement or the Confidentiality Agreement, COAF may provide IPS with written notice of the breach. COAF may terminate the Agreement [***] business days after IPS receives such notice unless (a) IPS cures the breach within [***] business days following its receipt of such written notice, or (b) IPS notifies COAF such breach cannot be cured within [***] business days following IPS’s receipt of notice, and IPS commences to use all reasonable efforts to cure the breach and provides COAF with a written plan which indicates, to COAF’s reasonable satisfaction, that IPS will be able promptly to cure the breach. Furthermore upon COAF’s giving written notice of IPS’s breach of the Agreement, COAF’s obligation to perform as set forth herein (excluding [***]), shall be temporarily suspended until such time as the Agreement terminates or the breach has been cured within the applicable cure period. COAF shall reasonably cooperate with IPS in its cure efforts and agrees to provide, if necessary, a reasonable number of remittances to IPS so that IPS may determine whether its efforts have been successful. The termination right set forth in this Section 6.2 shall not apply to any immaterial breach that is not capable of being cured provided that the parties reach mutual agreement on appropriate mitigation steps to prevent a similar immaterial breach from occurring in the future.

6.3 If COAF breaches the Agreement, including without limitation, any [***], IPS shall provide COAF with written notice of the breach. IPS may terminate the Agreement [***] business days after COAF receives such notice unless (a) COAF cures the breach within [***] business days following its receipt of such written notice, or (b) COAF notifies IPS such breach cannot be cured within [***] business days following its receipt of such written notice, and COAF commences to use all reasonable efforts to cure the breach and provides IPS with a written plan which indicates, to IPS’s reasonable satisfaction, that COAF will be able promptly to cure the breach.

6.4 Either party may terminate the Agreement in the event that the other party:

6.4.1	ceases or suspends its normal business operations for a period of at least [***];

6.4.2	is the subject of:

6.4.2.1	a filing of a petition or other occurrence in bankruptcy or other insolvency proceeding;

6.4.2.2	a petition or answer seeking relief under any provision of the United States Bankruptcy Code (whether voluntary or involuntary);

6.4.2.3	an assignment for the benefit of creditors;

6.4.2.4	a petition or other proceeding seeking the appointment of a receiver, trustee, or liquidation of such party; or

6.4.2.5	a proceeding brought by any governmental regulator which seeks the dissolution or liquidation of such party.

7. Notice and Contact Information.

Any notices required to be given under the Agreement must be in writing and shall be given by either certified U S. mail, return receipt requested or by nationally recognized overnight delivery service, with proof of receipt by the notified party, to the following addresses:

If to IPS:

Integrated Payment Systems, Inc.

750 West Hampden Avenue

Englewood, CO 80110

Attention: [***]

With a copy to:

Integrated Payment Systems, Inc.

6200 South Quebec Street

Englewood, Colorado 80111

Attention: [***]

If to COAF:

Capital One Auto Finance, Inc.

3901 North Dallas Parkway

Plano, TX 75093

Attention: [***]

Tel: [***]

        Or

[***]

Tel: [***]

With a copy to:

Capital One Services, Inc.

4870 Sadler Road

Glen Allen, VA 23060

Attention: [***]

Internal Zip: [***]

or to such other persons or address as either party shall designate to the other by written notice given in the foregoing manner. All such notices shall be deemed validly given when received.

8. Assignment and Subcontracting.

Neither party may transfer, assign, or otherwise convey the Agreement or its rights or obligations without the prior written consent of the non-assigning party. No such assignment shall relieve the assigning party of performance of its obligation hereunder. IPS may not subcontract any portion of the Services under the Agreement without the prior written consent of COAF which shall not be unreasonably withheld.

9. Entire Agreement.

The Agreement constitutes the entire agreement of the parties with respect to the specific subject matter hereof and supersedes all previous written and/or oral agreements and understandings between the parties. Any modification of the Agreement shall be in writing and signed by the parties hereto.

10. Governing Law.

The Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Texas without regard for principles of conflict of laws. The parties agree that the Uniform Computer Information Transactions Act (UCITA) shall not apply to the transactions contemplated by the Agreement.

11. Severability.

Should a court or other tribunal of competent jurisdiction hold invalid any term of the Agreement, such invalidity shall not affect the validity of any other term or condition hereof.

12. Non-Waiver.

Any waiver by either party of a breach of any provision of the Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of the Agreement. The failure of a party to insist upon strict adherence to any term of the Agreement on one or more occasions shall neither be considered a waiver nor deprive such party of any right to insist on strict adherence to such term or any other term of the Agreement.

13. Independent Contractor.

The relationship between COAF and IPS is such that IPS shall at all times during performance under the Agreement be an independent contractor of COAF. Furthermore, nothing in the Agreement shall be deemed to constitute the parties hereto as partners or joint venturers, nor shall either party be deemed to be an agent of any nature, kind, or description whatsoever of the other.

14. Information Privacy Protection.

14.1 IPS shall protect and keep confidential all nonpublic personal information about or pertaining to COAF’s customers disclosed by COAF or otherwise obtained by IPS in the performance of its duties under the Agreement. For purposes of this Section, “nonpublic personal information” shall have the same meaning as that term is defined in the Gramm-Leach-Bliley Act, Title V, and applicable regulations thereto (“GLP Act”). With reference to Article 2 (“Confidentiality”), IPS shall collect, use, and disclose such personal information only in accordance with the terms of the Agreement and for the purpose of performing its obligations under the Agreement. IPS may disclose such personal information to any financial institution for the purpose of performing its obligations under this Agreement. During the term of the Agreement, IPS shall not retain such personal information unless IPS has a specific business purpose to retain it, which purpose is set forth in or clearly implied by the Agreement. Promptly upon termination or expiration of the Agreement, IPS shall destroy such personal information or return it to COAF, at COAF’s option and expense.

14.2 Unless prohibited elsewhere in the Agreement, IPS may disclose such personal information to its affiliates for the sole purpose of facilitating the performance of its duties and obligations under the Agreement, but IPS may not disclose such personal information to another party unless such disclosure is: (i) allowed by the GLB Act regarding IPS and consented to by COAF, or (ii) compelled by law, in which case IPS shall provide prior notice of such disclosure to COAF.

14.3 IPS represents and warrants that it has, and will continue to have for so long as it retains nonpublic personal information about COAF customers, adequate administrative, technical, and physical safeguards with the following objectives (i) to insure the security and confidentiality of customer records and information, (ii) to protect against any anticipated threats or hazards to the security or integrity of such records, and (iii) to protect against unauthorized access to or use of such records or information which could result in substantial harm or inconvenience to any customer.

14.4 Subject to the reasonable security restrictions of IPS and upon reasonable notice, COAF and its representatives shall have such access to the personnel, books, files and affairs of IPS during normal business hours at IPS’s offices as is reasonably necessary for COAF to obtain all information concerning compliance by IPS with the terms of this Section. IPS shall at all times keep proper books and records of account, and shall maintain records and information sufficient to show its compliance with the terms of this Section, for at least two years following the termination or expiration date.

14.5 Breach of this section is a material breach of the Agreement. This section shall survive termination or expiration of the Agreement.

15. Force Majeure.

Neither COAF nor IPS shall be responsible or liable for, or deemed in breach of the Agreement because of, any delay in the performance of their respective obligations pursuant to the Agreement due solely to circumstances beyond the reasonable control and without the fault or negligence of the party experiencing such delay, including, but not limited to, acts of God; unusually severe weather conditions; strikes or other labor difficulties; war; riots; requirements, actions or failures to act on the part of governmental authorities preventing performance; inability despite due diligence to obtain required permits or licenses; accident; fire; damage to or breakdown of necessary facilities; or transportation delays or accidents (such causes hereinafter called “Force Majeure”), provided, however, the party claiming Force Majeure shall exercise due diligence in endeavoring to overcome any Force Majeure impediment to its performance, but settlement of its labor difficulties shall be entirely within its discretion; and provided further that the party experiencing the Force Majeure shall promptly give oral notification to the other party. Such oral notification shall be confirmed in writing [***] days after [***] and no later than [***] days thereafter, and such written notification shall give a [***]. The party experiencing the delay shall undertake reasonable measures to [***]. If performance by either party is delayed due to Force Majeure, the time for that performance shall be [***], not to exceed [***], subject, however, to either party’s right to [***].

16. Indemnity and Limitation of Liability.

16.1 IPS shall indemnify, hold harmless and, at COAF’s request, defend COAF and its officers, directors, and employees from and against any and all liabilities, losses, claims or expenses (Including reasonable attorneys’ fees) COAF may incur in connection with the Agreement or the Services performed hereunder, whether such liabilities arise in contract, tort or otherwise, when and to the extent such liabilities arise directly out of IPS’s negligence or the intentional wrongful acts or omissions of its agents, officers, directors employees or subcontractors. IPS’s liability shall not extend to any liabilities, losses, claims or expenses resulting from COAF’s sole negligence.

16.2 If IPS fails to cause any subcontractor to execute an indemnification agreement in favor of COAF in substantially the same form as the above paragraph, COAF reserves the right to disapprove any such subcontractor.

16.3 COAF shall indemnify and hold harmless IPS, its officers, directors, employees, and agents, and their respective successors and assigns, from and against any and all claims, liabilities, losses, damages, costs and expenses (including, without limitation, attorneys’ fees and costs of litigation) relating to the use made by COAF of the Services, regardless of form, whether in contract, statute, strict liability, tort (including, without limitation, negligence), or otherwise, except to the extent that it is finally judicially determined that such claims, liabilities, losses, damages, costs or expenses were caused by negligence, bad faith, or willful misconduct on the part of an indemnified party.

16.4 As a condition to the foregoing indemnity obligations, the indemnified party shall provide the indemnifying party with prompt notice of any claim for which indemnification shall be sought hereunder and shall cooperate in all reasonable respects with the indemnifying party in connection with any such claim.

16.5 As a material inducement for IFS to provide the Services for the Fees stated herein, COAF agrees that, in no event, shall IPS be liable for (a) any loss, expense or damage associated with COAF’s or a third party’s loss of revenue, profits, savings, business or goodwill or (b) any indirect, exemplary, proximate, consequential or incidental damages and expenses of any nature relating to the Agreement or the Services, IPS’s [***] liability to COAF, other than for [***] and [***], shall be [***].

16.6 Subject to the limitations set forth in this Article, IPS shall reimburse COAF for any amount COAF is obligated to pay any of its customers due to IPS’s failure to process such customer’s payment in accordance with Schedule A.

16.7 This Article shall survive termination or expiration of this Agreement.

17. Insurance.

17.1 IPS and its approved subcontractors shall obtain, pay for and keep in force, either through an adequate self-insurance program or a licensed insurance company or companies, while performing the Services hereunder, and thereafter as provided below, the following insurance:

17.1.1 Professional liability for errors and omissions with a minimum limit of $[***] including coverage for completed operations, product liability and contractual obligations.

17.1.2 Statutory workers’ compensation covering all state and local requirements.

17.1.3 Crime and Fidelity Insurance which covers IPS’s property, any other property where the Services are performed, and COAF’s payments against burglary or theft. In the event that an employee, agent or subcontractor of IPS wrongfully converts COAF’s payments, IPS shall indemnify COAF for the full amount of the loss.

17.2 IPS shall in no way be interpreted as being relieved of any other obligations it may have under the Agreement by the carrying of the insurance required herein.

18. Dispute Resolution.

18.1 It is the intent of the parties to make a good faith effort to resolve, without resort to arbitration or litigation, any dispute arising under or related to the Agreement according to the procedures set forth herein.

18.2 In the event of a dispute, controversy or claim arising out of or related to the Agreement or any breach, termination or invalidity hereof (hereinafter, a “dispute”) that cannot be resolved promptly by mutual agreement, each party shall immediately designate a senior executive with authority to resolve the dispute. The designated senior executives shall promptly begin discussion in an effort to agree upon a resolution of the dispute.

18.3 If the senior executives do not agree upon a resolution of the dispute within twenty (20) business days of the referral to them, either party may elect to abandon negotiations. At such time, the parties may pursue any remedy available to them at law or in equity.

19. Compliance with Laws.

19.1 General.

IPS shall comply with all federal, state and local laws, rules, regulations and ordinances applicable to IPS as a provider of the Services performed or required to be performed under the Agreement. Further, IPS shall comply with all federal, state and local laws, rules, regulations and ordinances applicable to its responsibilities as the employer of its employees. Except for matters which are the responsibility of IPS in the preceding sentences of this Article 19.1, COAF shall comply with all federal, state and local laws, rules, regulations and ordinances applicable to its obligations under the Agreement.

19.2 Fines.

Neither party is obligated to reimburse the other for any fines or other penalties incurred as a result of such party’s noncompliance with any laws, rules, regulations or ordinances in connection with the Agreement. All such fines and other penalties shall be the sole responsibility of the party that caused them.

20. Records and Rights To Audit.

IPS shall keep accurate and complete records, documents and ether evidence, including without limitation, internal procedures and compliance audits, related to the processing of remittances and any other services performed or required to be performed under the Agreement, and any change or modification hereto. Upon notice reasonable under the particular circumstances, IPS shall allow COAF and any appropriate regulatory authorities to inspect the records, documents procedures and other written or electronic material maintained by IPS which provide substantiation to COAF of the performance of the Services by IPS in strict accordance with the requirements of the Agreement. Such inspections shall not occur more frequently than [***] unless some discrepancy is noted and except as set forth in Schedule A. IPS shall also allow access to the processing areas within its facilities for compliance audits by COAF and any appropriate regulatory authorities.

IPS shall make available all materials required for such at IPS’s processing location or another single designated location, at all reasonable times, for inspection, audit or reproduction, until the later of the expiration of [***] years from the date of final payment hereunder or the final settlement or disposition of any claim made pursuant to the Agreement. Each party shall bear its own costs incurred in connection with any such inspection or audit. All information obtained by COAF pursuant to this Section or Section 14.4 shall be protected pursuant to the Confidentiality Agreement.

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered the Agreement effective as of the day and year first set forth above.

Capital One Auto Finance, Inc.		Integrated Payment Systems, Inc.

By:	/s/ [***]	By:	/s/ [***]
Printed Name:	[***]	Printed Name:	[***]
Title:	[***]	Title:	[***]